                                                                    Exhibit 99.1

WASTE INDUSTRIES USA, INC. Reports First Quarter 2003 Results

Raleigh, NC, Wednesday, April 30, 2003 -- Waste Industries USA, Inc. (NASDAQ:
WWIN), formerly known as Waste Holdings, Inc., a regional, non-hazardous solid waste services company, today reported financial results for the first quarter ended March 31, 2003.

For the quarter ended March 31, 2003, the Company reported revenue of $62.9 million compared to $60.0 million for the quarter ended March 31, 2002. Operating income was $5.8 million compared to $6.4 million for the comparable period last year. Income before a cumulative effect of a change in accounting principle for SFAS 143 was $2.2 million, or $0.16 per share (including the $0.01 per share dilutive impact for the adoption of SFAS 143) and $2.3 million, or $0.17 per share for the quarters ended March 31, 2003 and 2002, respectively. Net income was $1.1 million, or $0.08 per share for the quarter ended March 31, 2003 (including the $0.08 per share dilutive impact for the cumulative effect of the adoption of SFAS 143) compared to $2.3 million, or $0.17 per share for the quarter ended March 31, 2002. The cumulative effect of the change in accounting principle was related to the Company's adoption, effective January 1, 2003, of Statement of Financial Accounting Standards No. 143, Accounting for Asset Retirement Obligations ("SFAS 143").

Commenting on the Company's performance, Jim W. Perry, President and CEO of Waste Industries USA said, "We are pleased with our 1/st/ quarter performance in view of increased fuel cost, continued weakness in the economy and severe winter conditions."

The following items negatively impacted results for the quarter ended March 31, 2003 compared to the same period in 2002:

   . Increased fuel costs, net of surcharges, of approximately $200,000 ($127,000 net of tax, or $0.01 per share);
   . Severe winter weather impact of approximately $180,000 ($114,000 net of tax, or $0.01 per share) and
   . Increased costs of approximately $174,000 ($110,000 net of tax, or$0.01 per share) related to the implementation of SFAS 143.

For the first quarter ended March 31, 2003, the Company implemented SFAS 143, which changed the method of accounting for the Company's asset retirement obligations related to its landfills. As a result, on a year to year comparison, operating costs were $246,000 lower and depreciation and amortization costs were $420,000 higher than they would have been had the accounting standards been the same as for the comparable period in 2002.

The Company will host a conference call to discuss its first quarter results on Wednesday, April 30, 2003 at 2:00 PM (EST). The call number is (888) 515-2235 and the confirmation number is 423348. The conference call will also be broadcast live over the Internet at http://www.waste-ind.com under the "Investor Relations" tab.

Waste Industries USA, Inc. is a vertically integrated solid waste services company that provides collection, transfer, disposal and recycling services to commercial, industrial and residential customer locations in the states of North Carolina, South Carolina, Virginia, Tennessee, Mississippi, Alabama, Georgia and Florida.

This release contains references to EBITDA and free cash flow, which are considered non-GAAP financial measures. Tables reconciling EBITDA and free cash flow to the appropriate GAAP measures for each period presented are included in the attached supplemental data. The Company defines EBITDA as income before income taxes plus interest expense (net of interest income), depreciation and amortization and cumulative effect of change in accounting principle. The Company defines free cash flow as cash flows from operating activities plus capital expenditures. EBITDA and free cash flow do not represent, and should not be considered as, an alternative to net income or cash flows from operating, investing and financing activities, each as determined in accordance with GAAP. The Company has included information concerning EBITDA and free cash flow because it believes that EBITDA and free cash flow provide additional information for determining its ability to meet debt service requirements and that they are two indicators upon which the Company, its lenders and certain investors assess its financial performance and its capacity to service debt. The Company therefore interprets the trends that EBITDA and free cash flow depict as measures of its liquidity. EBITDA and free cash flow, both as defined by the Company, may not be comparable to similarly titled financial measures reported by other companies.

This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the statement will include words such as the Company "believes," "anticipates," "expects" or words of similar import. Similarly, statements that describe the Company's future plans, objectives or goals are also forward-looking statements. Forward-looking statements are subject to risks and uncertainties, such as economic trends, risks in the development and operation of landfills, managing growth and weather conditions, that could cause actual results to differ materially from those currently anticipated. Consider these factors carefully in evaluating the forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements.

                           WASTE INDUSTRIES USA, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In Thousands, Except Per Share Data)
                                   (Unaudited)

                                                                               Three Months Ended
                                                                                    March 31,
                                                                             ----------------------
                                                                                2002         2003
                                                                             ----------------------
Revenues:
   Service                                                                   $ 59,615     $ 62,486
   Equipment                                                                      362          447
                                                                             ----------------------
      Total revenues                                                           59,977       62,933
Operating costs and expenses:
   Operations                                                                  38,076       40,241
   Equipment sales                                                                225          282
   Selling, general and administrative                                          8,492        9,061
   Depreciation and amortization                                                6,741        7,508
                                                                             ----------------------
      Total operating costs and expenses                                       53,534       57,092
                                                                             ----------------------
Operating income                                                                6,443        5,841
                                                                             ----------------------
   Interest expense (net)                                                       2,743        2,458
   Other expense (income)                                                          44          (15)
                                                                             ----------------------
      Total other expense                                                       2,787        2,443
                                                                             ----------------------
Income before income taxes and cumulative effect of a change in
   accounting principle                                                         3,656        3,398
Income tax expense                                                              1,335        1,240
                                                                             ----------------------
Income before cumulative effect of a change in
   accounting principle                                                         2,321        2,158
Cumulative effect of a change in accounting principle, net of tax
   expense of $614                                                                  -       (1,067)
                                                                             ----------------------
Net Income                                                                   $  2,321     $  1,091
                                                                             ======================

Basic and Diluted Earnings per share:
   Income before cumulative effect of a change in accounting principle       $   0.17     $   0.16
   Cumulative effect of a change in accounting principle                            -        (0.08)
                                                                             ----------------------
      Net income per share                                                   $   0.17     $   0.08
                                                                             ----------------------

Weighted average common shares outstanding:
   Basic                                                                       13,334       13,405
   Diluted                                                                     13,339       13,418

EBITDA                                                                       $ 13,140     $ 13,364

Net cash provided by operating activities                                    $  8,168     $ 10,033

                   WASTE INDUSTRIES USA, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                        (In Thousands, Except Share Data)
                                   (Unaudited)

                                                                 December 31,                   March 31,
                                                                    2002                          2003
                                                                 ------------                 ------------
ASSETS
Current assets:
  Cash and cash equivalents                                      $      1,734                 $      2,374
  Accounts receivable - trade, less allowance for
    uncollectible accounts (2002 - $2,237; 2003 - $2,396)              28,200                       29,187
  Accounts receivable - other                                           1,395                          487
  Income taxes receivable                                                 919                            -
  Inventories                                                           1,552                        1,516
  Prepaid expenses and other current assets                             3,860                        5,791
  Deferred income taxes                                                   759                          757
                                                                 ------------                 ------------
       Total current assets                                            38,419                       40,112
                                                                 ------------                 ------------
Property and equipment, net                                           188,897                      187,109
Intangible assets, net                                                 68,338                       71,940
Other noncurrent assets                                                 2,854                        2,717
                                                                 ------------                 ------------
       Total assets                                              $    298,508                 $    301,878
                                                                 ============                 ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Current maturities of long-term debt                           $     11,710                 $     10,731
  Current maturities of capital lease obligations                         599                          475
  Accounts payable - trade                                             10,501                       10,226
  Income taxes payable                                                      -                           82
  Accrued expenses and other liabilities                                9,822                       11,997
  Deferred revenue                                                      1,997                        2,618
                                                                 ------------                 ------------
       Total current liabilities                                       34,629                       36,129
                                                                 ------------                 ------------
Long-term debt, net of current maturities                             140,875                      142,303
Deferred income taxes                                                  18,941                       18,347
Closure/postclosure liabilities                                         4,874                        4,309
Interest rate swap                                                      2,219                        2,147
Commitments and contingencies                                               -                            -

Shareholders' equity:
  Common stock, no par value, shares authorized -
    80,000,000 shares issued and outstanding:
    2002 - 13,338,005; 2003 - 13,438,657                               38,116                       38,658
  Paid-in capital                                                       7,245                        7,245
  Retained earnings                                                    54,623                       55,714
  Accumulated other comprehensive loss                                 (1,366)                      (1,326)
  Shareholders' loans and other receivables                            (1,648)                      (1,648)
                                                                 ------------                 ------------
       Total shareholders' equity                                      96,970                       98,643
                                                                 ------------                 ------------
Total liabilities and shareholders' equity                       $    298,508                 $    301,878
                                                                 ============                 ============

EARNINGS RELEASE - SUPPLEMENTAL DATA
------------------------------------

TOTAL REVENUE MARGINS                                        1Q 02       1 Q 03
---------------------                                        -----       ------
Total Cost of operations                                       63.9%       64.4%
S G & A                                                        14.2%       14.4%
Depreciation and amortization                                  11.2%       11.9%
Interest expense (net)                                          4.6%        3.9%
Income before income taxes and cumulative
  effect of a change in accounting principle                    6.1%        5.4%
Income tax expense                                              2.2%        2.0%
Income before cumulative effect of a change
  in accounting principle                                       3.9%        3.4%
Cumulative effect of a change in accounting
  principle                                                     0.0%       -1.7%
Net income                                                      3.9%        1.7%
EBITDA                                                         21.9%       21.2%


EBITDA CALCULATION                                           1Q 02      1 Q 03
------------------                                           -----      ------
Net income                                                 $  2,321    $  1,091
Add back:
  Income tax expense                                          1,335       1,240
  Interest expense (net)                                      2,743       2,458
  Depreciation and amortization                               6,741       7,508
  Cumulative effect of a change in
    accounting principle                                          -       1,067
                                                           --------    --------
                                                           $ 13,140    $ 13,364
                                                           ========    ========

RECONCILIATION OF EBITDA
------------------------
EBITDA                                                     $ 13,140    $ 13,364
Income tax expense                                           (1,335)     (1,240)
Interest expense (net)                                       (2,743)     (2,458)
Adjustments to reconcile net income
  to net cash provided by operating
  activities (other than depreciation and
  amortization)
    (Gain) loss on sale of PP&E                                 (10)         11
    Provision for deferred income taxes                         170         (10)
Changes in operating assets and liabilities                  (1,054)        366
                                                           --------    --------
Net cash provided by operating activities                  $  8,168    $ 10,033
                                                           ========    ========

FREE CASH FLOW AND RECONCILIATION OF FREE CASH FLOW
---------------------------------------------------
TO NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES
----------------------------------------------------------
Net cash provided by operating activities                  $  8,168    $ 10,033
Capex                                                        (3,956)     (6,522)
                                                           --------    --------
  Free cash flow                                              4,212       3,511
Proceeds from sale of property and equipment                    185         882
Acquisitions of business                                          -      (4,090)
                                                           --------    --------
Net cash provided by operating and
  investing activities                                     $  4,397    $    303
                                                           ========    ========


CAPEX DETAIL                                                 1Q 02      1 Q 03
------------                                                 -----      ------
Collection & Transportation                                $  3,257    $  5,439
Landfill & Facility Development                                 699       1,083
                                                           --------    --------
Total Capex                                                $  3,956    $  6,522
                                                           ========    ========

                                                                   AS OF
                                                           12/31/02     3/31/03
                                                           --------     -------
TOTAL DEBT & CAPITAL LEASES                                $153,184    $153,509
---------------------------

TOTAL EQUITY                                               $ 96,970    $ 98,643
------------

TOTAL DEBT TO TOTAL CAP                                        61.2%       60.9%
-----------------------

TOTAL LIABILITIES TO EQUITY                                    2.08        2.06
---------------------------

WORKING CAPITAL                                            $  3,790    $  3,983
---------------

DAYS SALES OUTSTANDING                                         37.5        36.8
----------------------

CASH                                                       $  1,734    $  2,374
----